Exhibit 10.157


                                 AMENDMENT NO. 3

                                       To

                                 PROMISSORY NOTE

                                      FROM

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                       to

                              THE SHAAR FUND, LTD.


         AMENDMENT NO. 3 dated as of March 30, 2006 (this "Amendment") to the Convertible Secured Note dated April 12, 2005 issued by Commodore Applied Technologies, Inc. ("Borrower") in favor of The Shaar Fund, Ltd. ("Holder") as amended by Amendment No. 1 dated as of September 15, 2005 ("Amendment No. 1") and Amendment No. 2 dated as of November 18, 2005 ("Amendment No. 2").

                               W I T N E S S E T H

         WHEREAS, pursuant to the terms of the Convertible Secured Note dated April 12, 2005 (capitalized terms used herein without definition shall have the respective meanings set forth therein) as amended by Amendment No. 1 dated September 15, 2005 and Amendment No. 2 dated as of November 18, 2005(together, the "Note") issued by Borrower in favor of Holder, Borrower agreed to pay Holder up to the principal amount of Five Million Seven Hundred and Fifty Thousand Seven Hundred Thirty-Three ($5,750,733.00) Dollars, together with interest on the unpaid principal balance at the rate of ten (10%) percent per annum; and

         WHEREAS, the Borrower and the Holder previously amended the Note in accordance with Amendment No. 1 and Amendment No. 2; and

         WHEREAS, the Borrower and the Holder wish to amend the Note and Amendment No. 2 by specifying that Amendment No. 2 shall have a deemed effective date of October 1, 2005.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound thereby, Borrower and Holder agree as follows:

         1. As between the Borrower and the Holder, the amendments to the Note contained in Amendment No. 2 shall be deemed to be effective as of October 1, 2005.


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

         2. The foregoing amendment shall not affect any other term or provision of the Note, which Note, as amended hereby, shall continue in full force and effect and is hereby confirmed and approved by the parties.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment No. 3 as of the date first written above.


                                            BORROWER

                                            COMMODORE APPLIED TECHNOLOGIES, INC.



                                            /s/ James M. DeAngelis
                                                ------------------
                                            By:      James M. DeAngelis
                                                     Chief Financial Officer


                                            HOLDER

                                            THE SHAAR FUND, LTD.


                                            By: /s/ Maarten Robberts
                                                --------------------
                                                     Name: Maarten Robberts
                                                     Title: Director



                                            By: /s/ Peter Ijsseling
                                                -------------------
                                                     Name: Peter Ijsseling
                                                     Title: Director

                    [Signatures continued on following page]

                              CONSENT OF GUARANTOR
                              --------------------


         The undersigned, the Guarantor of the Convertible Secured Note described above pursuant to the Amended and Restated Guaranty and Suretyship
Agreement dated as of April 12, 2005 in favor of the Holder named above (the "Guaranty"), hereby (a) consents to the amendment of the Convertible Secured Note as set forth in the foregoing Amendment No. 3, and (b) agrees that the "Convertible Note", as defined in the Guaranty, shall mean the Convertible Note as so defined as amended by Amendment No. 1 dated as of September 15, 2005 and the Amendment No. 2 dated as of November 18, 2005 and the foregoing Amendment No. 3.

                                            COMMODORE ADVANCED SCIENCES, INC.


                                            By:  __________________________
                                                   James S. DeAngelis
                                                  Treasurer



                                CONSENT OF DEBTOR
                                -----------------

         The undersigned, the Debtor pursuant to the Amended and Restated Security Agreement dated April 12, 2005 between the Debtor and the Holder named above (the "Security Agreement"), hereby (a) consents to the amendment of the Convertible Secured Note as set forth in the foregoing Amendment No. 3, and (b) agrees that the "Convertible Note", as defined in the Security Agreement, shall mean the Convertible Note as so defined as amended by Amendment No. 1 dated as of September 15, 2005 and Amendment No. 2 dated as of November 18, 2005 and the foregoing Amendment No. 3.

                               COMMODORE APPLIED TECHNOLOGIES, INC.



                               By: ______________________________________
                                        James M. DeAngelis
                                         Chief Financial Officer

                               COMMODORE ADVANCED SCIENCES, INC.



                               By:______________________________________
                                      James M. DeAngelis
                                     Treasurer



                    [Signatures continued on following page]

                               CONSENT OF ASSIGNOR
                               -------------------


         The undersigned, the Assignor pursuant to the Amended and Restated Patent Collateral Assignment dated April 12, 2005 between the Assignor and the Holder named above (the "Patent Assignment"), hereby (a) consents to the amendment of the Convertible Secured Note as set forth in the foregoing Amendment No. 3, and (b) agrees that the "Note", as defined in the Patent Assignment, shall mean the Note as so defined as amended by Amendment No. 1 dated as of September 15, 2005 and Amendment No. 2 dated as of November 18, 2005 and the foregoing Amendment No. 3.

                                            COMMODORE APPLIED TECHNOLOGIES, INC.



                                              By: _____________________________
                                                   James M. DeAngelis
                                                  Chief Financial Officer



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